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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 25, 2001


                              GREENHOLD GROUP, INC.
             (Exact name of Registrant as specified in its charter)

                                    000-29707
                             Commission File Number

           Florida                                               65-0910697
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

         1995 E. Oakland Park Boulevard                            33306
         Suite 350                                               (Zip Code)
         Oakland Park, FL
(Address of principal executive offices)

                  Registrant's telephone number: (954)564-0006
                  --------------------------------


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ITEM 8. CHANGE IN FISCAL YEAR.

Subsequent to filing Form 10-KSB on April 2nd, 2001 and responding to comments issued by an SEC Senior Accountant in her letter dated April 25th, 2001, the Company has changed its fiscal year from January 31 to December 31. The change was reflected in the 10-KSB Amendment 2 as filed May 2, 2001 and in all subsequent filings.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GREENHOLD GROUP, INC.
                                                  (Registrant)

Date: May 14, 2001                            By /s/ John D. Harris
                                                 -------------------
                                                 John D. Harris
                                                 President


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